UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          March 29, 2005
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                           Dyadic International, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-102629                 45-0486747
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


         140 Intracoastal Pointe Drive, Suite 404
                     Jupiter, Florida                           33477
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         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:         (561) 743-8333
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) o

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into a Material Definitive Agreement

         On March 29, 2005, the Board of Directors ("Board") of Dyadic International, Inc., a Delaware corporation (the "Company"), elected Robert B. Shapiro as a Class I Director. In accordance with the Company's Director Compensation Policy, the Board granted to Mr. Shapiro a stock option (the "Director Option") to purchase 30,000 shares of Common Stock of the Company ("Option Shares") under the Dyadic International, Inc. 2001 Equity Compensation Plan (the "Equity Compensation Plan") at an exercise price of $2.895 per Option Share, pursuant to an option agreement in the form of the Company's standard form director stock option agreement. The Director Option granted to Mr. Shapiro becomes exercisable on the grant date as to 25% of the Option Shares purchasable thereunder and, conditioned upon his continued service on the Board, exercisable as to 18.75% of the Option Shares purchasable thereunder on each of the next four anniversaries of the grant date, in accordance with the Director Compensation Policy. Mr. Shapiro's Director Option expires on March 29, 2010.

         As authorized by the Board, on March 29, 2005, concurrently with his election to the Board as a Class I director, the Company entered into an Indemnification Agreement with Mr. Shapiro on its standard form for such agreements. Under that Indemnification Agreement, the Company agreed to indemnify Mr. Shapiro against any liability arising out of his performance of his duties to the Company in his capacity as a director. The Indemnification Agreement provides Mr. Shapiro with an indemnification in addition to the indemnification provided by the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws. Among other things, the Indemnification Agreement indemnifies Mr. Shapiro for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by him in any action or proceeding, including any action by or in the right of the Company arising out of his service to the Company, to any of its subsidiaries, and to any other company or enterprise to which he provides services at the Company's request. Further, the Company agrees to advance to Mr. Shapiro expenses he may incur as a result of any proceeding against him as to which he could be indemnified.

         On March 30, 2005, the Company entered into employment agreements with three of its executive officers, and in connection therewith, promoted them to new offices: Mr. Kent M. Sproat, formerly Vice President, Manufacturing, was promoted to Executive Vice President, Enzymes Business; Mr. Ratnesh (Ray) Chandra, formerly Vice President, Marketing - BioSciences, was promoted to Senior Vice President, Marketing - Biotechnology Systems; and Mr. Alexander (Sasha) Bondar, formerly Executive Director, Business Development, was promoted to Vice President, Strategy & Corporate Development. Mr. Sproat was also promoted to the office of Executive Vice President of the Company's operating subsidiary, Dyadic International (USA), Inc., a Florida corporation ("Dyadic-Florida").

         The initial term of employment under all three employment agreements ends on December 31, 2007, with automatic one-year renewals unless either party furnishes the other a notice of non-renewal not less than 90 days prior to the expiration of the then term. The annual base compensation of Mr. Sproat, Mr. Chandra and Mr. Bondar is $190,000, $170,250 and $143,000, respectively, and each of them is eligible to earn a bonus each year of up to 40% of his annual base compensation based upon a bonus plan to be adopted and maintained by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") for such year.


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

         Each employment agreement is terminable on account of the executive's death or disability, or by the Company without cause or "for Cause." The phrase "for Cause" is defined to include a material breach of the employment agreement, acts of disloyalty to the Company (including but not limited to acts of dishonesty or diversion of corporate opportunities), the unauthorized disclosure of the Company's confidential information, or acts determined in good faith by the Compensation Committee to be detrimental to the Company's interests, provided that the executive must be afforded an opportunity to have a face-to-face meeting with the Compensation Committee before any determination is made by it that he was guilty of "for Cause" conduct. If the executive's employment is terminated by the Company other than "for Cause," upon the condition that he furnish the Company with a full general release, he is entitled to receive a severance benefit of monthly installments in the amount of 1/12th of his then annual base compensation for a period of 6 months. Under each employment agreement, the Company is also obligated to indemnify the executive to the fullest extent permitted by applicable law. Further, the Company agrees to advance expenses he may spend as a result of any proceeding against him as to which he could be indemnified.

         Mr. Sproat's and Mr. Chandra's employment agreements also include provisions that might entitle them to extended severance benefits following the occurrence of a "Change of Control" of either the Company or its BioScience Business, in the case of Mr. Chandra, and following the occurrence of a "Change of Control" of either the Company or its Enzymes Business, in the case of Mr. Sproat. Under both agreements, upon a termination of the executive's employment by the Company or its successor-in-interest other than "for Cause," or a termination of the his employment by the executive which is a "Constructive Termination of Employment Without Cause," within 12 months following the occurrence of a Change of Control, he will become entitled to a severance benefit of monthly installments in the amount of 1/12th of his then annual base compensation for 18 months. The phrase "Change of Control" means: (i) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company; (ii) a merger or consolidation of the Company in which less than a majority of the outstanding voting securities of the surviving corporation are not owned by stockholders of the Company immediately prior to such merger or consolidation; (iii) a "person" or "group" (as those terms are defined in Section 13(d) and 14(d) of the Exchange Act of 1934, as amended) not beneficial owners of voting securities of the Company on March 30, 2005 become the beneficial owners, directly or indirectly, of more than 50% of the outstanding voting securities of the Company other than as a result of the purchase of such voting securities from the Company in a transaction or series of transactions approved by the affirmative vote of a majority of the directors who were members of the Board one month prior to the date of such transaction; (iv) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Enzymes Business (in the case of Mr. Sproat) or the BioSciences Business (in the case of Mr. Chandra) in a transaction in which, following such transaction, the transferee is not an affiliate of the Company; or (v) a consolidation or merger of any subsidiary or affiliate of the Company that owns substantially all of the assets used in the conduct of the of the Enzymes Business (in the case of Mr. Sproat) or the BioSciences Business (in the case of Mr. Chandra) with another party, the survivor of which is not an affiliate of the Company. The phrase, "Constructive Termination of Employment Without Cause" in both agreements is defined to mean a termination of employment at the election of the executive made within 12 months following a change of control and within 60 days following the occurrence of any of the following events: (i) a material demotion in his office, duties or responsibilities; (ii) a reduction in his annual base compensation or potential annual bonus; (iii) the imposition of a requirement that he relocate his principal residence outside a 50 mile radius of the Company's current principal place of business; or (iv) the failure of the Company or its successor-in-interest to comply with the terms of his employment agreement.

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

         In connection with the Company's entry into these employment agreements, on March 30, 2005, each of these three executives was granted a stock option (an "Employee Option") to purchase Option Shares under the Equity Compensation Plan at an exercise price of $3.025 per Option Share. Each Employee Option was evidenced by an option agreement in the form of Company's standard form employee stock option agreement. The Employee Options granted to Mr. Sproat, Mr. Chandra and Mr. Bondar were for 70,000, 50,000 and 35,000 Option Shares, respectively. Each Employee Option becomes exercisable, conditioned upon that executive's continued service as an employee of the Company, as to 25% of the Option Shares on each of the next four anniversaries of the date of his employment agreement, and expires on March 30, 2010.

         To the extent any of the disclosures set forth in Item 5.02 below are required to be disclosed in this Item 1.01, such information is incorporated in this Item 1.01 by reference.

Item 1.02  Termination of a Material Definitive Agreement

         Mr. Chandra's new employment agreement with the Company replaces a previously existing employment agreement between him and the Company dated May 1, 2000.

         Incident to the consummation of the Company's merger with Dyadic-Florida in October 2004, the Company assumed the rights and obligations of Dyadic-Florida under confidential information, inventions assignment and non-compete agreements between Dyadic-Florida and each of Mr. Kent Sproat, Mr. Chandra and Mr. Bondar (the "Proprietary Rights Agreements"). Under the terms of these Proprietary Rights Agreements, each executive conferred upon the Company certain warranties and customary proprietary rights in respect of the Company's confidential information and intellectual work product contributed to by him, as well as his covenant not to solicit customers of the Company while employed by the Company and for three years after the termination of his employment. These Proprietary Rights Agreements are superceded by the new employment agreements with the Company, except to the extent the terms of the Proprietary Rights Agreements are not inconsistent with the provisions of the new employment agreements. As a result, certain undertakings of the executives made under the Proprietary Rights Agreements, such as warranties made on the date they were executed and undertakings made with respect of the publication of scientific articles, remain in full force and effect, while others, such as the non-solicitation covenant, are superceded by the new employment agreements.


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

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On March 29, 2005, the Board increased the number of its members from three to four, and elected Robert B. Shapiro to serve as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2005.

         During the past five years, Mr. Shapiro has served as a member of the Board of Directors of the New York Stock Exchange (on which he still serves), Citigroup, Inc. and Rockwell International, as Chairman of Pharmacia Corporation's Board of Directors and, prior to its merger with Phamacia & Upjohn, as Chairman and Chief Executive Officer of Monsanto Company (1995 through 2001). Prior to becoming the Chairman and Chief Executive Officer of Monsanto, Mr. Shapiro served in various executive capacities with Monsanto from 1985, and with G.D. Searle & Company, a diversified electronics company, between 1979 and 1985, first as its general counsel (1972 through 1982), and then as President of its then newly formed NutraSweet Group (1982 through 1985). Mr. Shapiro is a 1959 graduate of Harvard College and a 1962 graduate of Columbia University School of Law.

         To the extent any of the disclosures set forth in Item 1.01 above are required to be disclosed in this Item 5.02, such information is incorporated in this Item 5.02 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

  Exhibit
  Number     Description of Exhibit
  ------     ----------------------

  99.1 Indemnification Agreement dated March 29, 2005 between Dyadic International, Inc. and Robert B. Shapiro

  99.2       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Kent M. Sproat

  99.3       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Ratnesh (Ray) Chandra

  99.4       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Alexander (Sasha) Bondar

  99.5 Form Employee Option Agreement under the Dyadic International, Inc. 2001 Equity Compensation Plan


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DYADIC INTERNATIONAL, INC.



Date:  March 31, 2005             By:    /s/ Mark A. Emalfarb
                                         -----------------------
                                  Name:  Mark A. Emalfarb
                                  Title: President and Chief Executive Officer


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

                                Index to Exhibits


  Exhibit
  Number     Description of Exhibit
  ------     ----------------------
  99.1       Indemnification  Agreement  dated March 29, 2005
             between Dyadic  International,  Inc. and Robert B. Shapiro

  99.2       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Kent M. Sproat

  99.3       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Ratnesh (Ray) Chandra

  99.4       Employment  Agreement  dated March 30, 2005 between
             Dyadic  International,  Inc. and Alexander (Sasha) Bondar

  99.5 Form Employee Option Agreement under the Dyadic International, Inc. 2001 Equity Compensation Plan

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